Revenue Recognition - Schedule Of Future Minimum Lease Cash Flows To Be Received Under ASC 842 (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Lessor, Operating Lease, Payments, Fiscal Year Maturity [Abstract]
2021	$ 308,654	$ 626,292
2022	446,769	365,408
2023	288,467	210,101
2024	146,649	128,612
2025	69,171	65,563
2026 and beyond	41,743	75,371
Total	$ 1,301,453	$ 1,471,347